UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported): July 15, 2003


                                  CONSECO, INC.
             (Exact name of registrant as specified in its charter)


   Indiana                                  1-9250               35-1468632
----------------------                   ----------------     --------------
(State or other                          (Commission          (I.R.S. Employer
jurisdiction of                          File Number)        Identification No.)
organization)

11825 North Pennsylvania Street
        Carmel, Indiana                                             46032
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(Address of principal executive offices)                          (Zip Code)

                                 (317) 817-6100
                            -------------------------
              (Registrant's telephone number, including area code)


                 Not Applicable (Former name or former address,
                         if changed since last report.)
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Item 5. Other Events.

     On July 15, 2003, Conseco, Inc. ("Conseco" or the "Company") and certain of its subsidiaries filed a fourth amended joint plan of reorganization (the "Plan") with the United States Bankruptcy Court for the Northern District of Illinois, Eastern Division (the "Bankruptcy Court"). A copy of the Plan is attached hereto as Exhibit 2.2. The Company will emerge from Chapter 11 if and when the Plan is confirmed by the Bankruptcy Court and all conditions precedent to consummation of the Plan have been satisfied or waived.

     The Plan and related court filings, are available at http://www.bmccorp.net/conseco.

Item 7. Financial Statements and Exhibits.

     (c) Exhibits

     2.2 Fourth Amended Joint Plan of Reorganization of Conseco, Inc. and its affiliated Debtors dated July 15, 2003.








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                                   SIGNATURES

     According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           CONSECO, INC.

July 16, 2003
                                           By:  /s/ John R. Kline
                                                ------------------------
                                                John R. Kline
                                                  Senior Vice President and
                                                  Chief Accounting Officer